Contract Assets, Net - Schedule of Contract With Customer Asset Net Current (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Contract with Customer, Asset, after Allowance for Credit Loss, Current [Abstract]
Contract assets	¥ 81,538	$ 11,484	¥ 77,527
Allowance for credit losses	(58,790)	(8,280)	(35,770)	$ (5,038)	¥ (14,478)	¥ (3,497)
Total	¥ 22,748	$ 3,204	¥ 41,757